Exhibit 99.1

Jerash Reports Record $33.5 Million Quarterly Revenue

$0.41 Per Share GAAP Net Income, $0.59 Per Share Adjusted EBITDA

Initiates Quarterly Dividend

New York, New York – November 8, 2018 – Jerash Holdings (US), Inc. (Nasdaq: JRSH) (the “Company” or “Jerash”), a producer of high-quality textile goods for leading global brands, today reported record results for its fiscal second quarter 2019, ended September 30, 2018. The Company also reaffirmed its full-year revenue forecast of $80 million to $82 million and its outlook for record second half results.

Fiscal Second Quarter 2019 and Recent Highlights:

•	Revenue increased 21.5% year-over-year to a record $33.5 million in the fiscal second quarter 2019, exceeding guidance of $32 million;
•	Reaffirmed the full-year revenue outlook of $80-$82 million, including expected record second half revenue;
•	Reported GAAP net income of $4.6 million, or $0.41 per share, including $0.2 million of non-cash stock-based compensation and $1.5 million of income tax reserves;
•	Reported adjusted EBITDA of $6.6 million, or $0.59 per share;
•	Furthered the Company’s factory expansion program expected to add 8% in annual capacity;
•	Worked to advance contract, joint venture and acquisition efforts to add immediate capacity ahead of expected significant increases in customer demand in the next fiscal year; and
•	Announced plans to initiate a dividend of $0.20 per share per year, commencing with a $0.05 per share quarterly dividend reflecting the Company’s outlook for strong financial performance and sustainable cash flows from operations.

Management Commentary

Sam Choi, Chairman and Chief Executive Officer, stated: “As expected, we reported record revenue and strong profitability in the fiscal second quarter. Revenue was a record $33.5 million, exceeding our outlook of $32 million. Additionally, we reported a record $0.59 per share in adjusted EBITDA and generated more than $8.9 million in cash flow from operations. Year-to-date revenue stands at a record $51.8 million, and we expect to build on this with record revenue in the second half as we further increase our warm season production volume with both existing and new customers.

“While we are excited by these record results, we remain focused on creating additional shareholder value through the four pillars of our strategy: continued organic growth, enhanced production efficiency, substantial capacity expansion and the opportunistic acquisition of complementary businesses.

“On organic growth, we are working closely with multiple new and existing customers to increase volumes in our fiscal second half and drive incremental efficiency gains. We are also on track for our internal capacity expansion of 500,000 pieces in early calendar year 2019, an approximately 8% annual increase. We anticipate current customer demand to immediately fill that capacity when it comes on line. Additionally, our multi-color screen printing workshop is coming online by calendar year end, which we believe will open new higher margin business opportunities going forward.

“In order to meet customer demand indications in excess of our expected capacity, we are aggressively advancing our strategic expansion efforts, including the addition of contract and joint venture capacity. Most importantly, we are evaluating strategic acquisition opportunities that would immediately expand our total annual production capacity in Jordan and abroad. We anticipate that as this capacity is added, it will immediately be filled by both existing and new customers proactively seeking to take advantage of Jerash’s high-quality production and tariff-free status.”

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Fiscal 2019 Second Quarter Financial Results

Jerash reported record quarterly revenue of $33.5 million for the fiscal second quarter ended September 30, 2018, a 21.5% increase from $27.5 million in the prior year fiscal second quarter. Revenue reflected increased demand from customers seeking to maximize volumes produced by Jerash due to its high-quality production capabilities and tariff-free shipments to the United States and European Union and timing of customer orders. Additionally, the Company expects to increase business activity with warm-weather production customers for the remainder of the fiscal year and expects record second-half fiscal revenues as reflected in its full-year revenue outlook.

Operating expenses were $2.3 million for the fiscal second quarter, compared with $1.5 million in the prior year fiscal second quarter. The increase in ongoing operating expenses reflects increased headcount to support revenue growth, public company operating costs and $0.2 million in stock-based compensation expense. Jerash expects operating expenses to remain approximately stable going forward.

GAAP net income was $4.6 million in the second quarter of fiscal 2019, compared with net income of $5.8 million in the prior year fiscal second quarter. The decrease was primarily due to the addition of tax expense and increased operating expenses and stock-based compensation as a public company.

Jerash reported adjusted EBITDA of $6.6 million, after add back of non-cash stock-based compensation expense, compared with adjusted EBITDA of $6.1 million in the prior year fiscal second quarter. The prior year fiscal second quarter had zero stock-based compensation and income tax expense.

For comparison purposes, on an adjusted basis excluding stock-based compensation and tax expense, Jerash reported adjusted net income of $6.2 million, or $0.56 per share, during the fiscal second quarter of 2019 compared with $5.8 million in the prior year fiscal second quarter, as shown in the reconciliation of non-GAAP financial measures to GAAP financial measures in Appendix A.

Diluted shares outstanding were 11.1 million in the current quarter and 9.6 million in the prior year fiscal second quarter. A reconciliation of GAAP to non-GAAP measures is provided in the tables accompanying this release.

Cash Flow and Balance Sheet

During the fiscal second quarter, Jerash generated $8.9 million in cash flow from operations. Cash and restricted cash at September 30, 2018 was $30.4 million in the aggregate, compared with $16.6 million at June 30, 2018. As of September 30, 2018, inventory was $8.7 million.

Initiates Dividend Program

Jerash announced that its board of directors has approved payment of an annual dividend of $0.20 per share, paid in equal installments quarterly, commencing November 27, 2018 to shareholders of record as of November 19, 2018. The dividend will be funded from cash flow from operations generated by the business.

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“We are pleased to commence dividend payments to shareholders, which reflect our strong financial health and expectation of predictable, profitable operations going forward,” said Richard Shaw, Chief Financial Officer of Jerash. “We believe Jerash is well positioned to fully fund this dividend from operating cash flows, as evidenced by our second quarter performance. This enables the Company to execute on its strategic capacity expansion plans while returning a portion of our profitability to stockholders.”

Conference Call

The Company will conduct a conference call and webcast to review its fiscal second quarter 2019 results on Thursday, November 8, 2018 at 10:30 a.m. ET. Interested parties in the United States can access the call by dialing 877-407-8133; interested parties outside the United States can access the call by dialing +1-201-689-8040. Callers should dial in at least 5 minutes prior to the call start time. A live and archived webcast will be available online in the investor relations section of Jerash’s website at www.jerashholdings.com. A replay of the conference call will be available until November 15, by calling 877-481-4010 from the United States or +1-919-882-2331 from outside the United States and entering conference ID number 40306.

About Jerash Holdings (US), Inc.

Jerash Holdings (US), Inc. (Nasdaq: JRSH) is a manufacturer utilized by many well-known brands and retailers, such as Walmart, Costco, Sears, Hanes, Columbia, Land’s End, VF Corporation (which owns brands such as The North Face, Nautica, Timberland, Wrangler, Lee, Jansport, etc.), and Philip-Van Heusen (which owns brands such as Calvin Klein, Tommy Hilfiger, IZOD, Speedo, etc.). Its production facilities are made up of three factory units and two warehouses and currently employ approximately 2,900 people. The total annual capacity at its facilities is approximately 6.5 million pieces. Additional information is available at http://www.jerashholdings.com.

Non-GAAP Financial Information

This news release contains disclosure regarding adjusted net income and adjusted EBITDA, which are determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted net income provides supplemental information that may help investors analyze our net income without regard to the effects of one-time stock-based compensation and a one-time income tax reserve, while adjusted EBITDA may help investors analyze our net income without regard to the effect of one-time stock-based compensation and before the effect of interest expenses, income taxes, and depreciation and amortization. Non-GAAP financial measures have inherent limitations and are not uniformly applied by issuers. Therefore, these non-GAAP financial measures should not be considered in isolation, or as substitutes for comparable measures prepared in accordance with GAAP. The comparable GAAP financial measures and reconciliation to the comparable GAAP financial measures can be found in Appendix A to this document.

Forward Looking Statements

This news release contains forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made. When used in this document, the words “may”, “would”, “could”, “will”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect,” “outlook,” “forecast,” “guidance” and similar expressions are intended to identify forward-looking statements. Such statements reflect Jerash’s current views with respect to future events and are subject to such risks and uncertainties. Many factors could cause actual results to differ materially from the statements made, including those risks described from time to time in filings made by Jerash with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated or expected. Statements contained in this news release regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. Jerash does not intend and does not assume any obligation to update these forward-looking statements, other than as required by law.

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Contact:

Richard J. Shaw, Chief Financial Officer

(315) 727-6791

richard.shaw@jerashholdings.com

Matt Kreps, Darrow Associates Investor Relations
(214) 597-8200
mkreps@darrowir.com

4

JERASH HOLDINGS (US), INC.,

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30,	March 31,
	2018	2018

ASSETS
Current Assets:
Cash	$26,779,644	$8,597,830
Accounts receivable	15,687,636	5,247,090
Accounts receivable - related party	-	50,027
Inventories	8,741,996	20,293,392
Prepaid expenses and other current assets	1,065,504	1,533,868
Advance to suppliers	72,100	1,128,079
Total Current Assets	52,346,880	36,850,286

Restricted cash	3,681,308	3,598,280
Property, plant and equipment, net	2,863,998	2,819,715
Total Assets	$58,892,186	$43,268,281

LIABILITIES AND EQUITY

Current Liabilities:
Credit facilities	$2,154,756	$980,195
Accounts payable	1,715,767	4,776,812
Accrued expenses	1,111,544	1,175,427
Income tax payable	1,463,000	112,000
Other payables	1,065,890	878,987
Total Current Liabilities	7,510,957	7,923,421

Income tax payable – non-current	1,591,000	1,288,000
Total Liabilities	9,101,957	9,211,421

Commitments and Contingencies

Equity
Preferred stock, $0.001 par value; 500,000 shares authorized; none issued and outstanding	-	-
Common stock, $0.001 par value; 30,000,000 and 15,000,000 shares authorized; 11,325,000 shares and 9,895,000 shares issued and outstanding as of September 30, 2018 and March 31, 2018, respectively.	11,325	9,895
Additional paid-in capital	14,762,813	2,742,158
Statutory reserve	71,699	71,699
Retained earnings	34,649,535	30,948,006
Accumulated other comprehensive loss	(14,875)	(24,502)
Total Shareholder's Equity	49,480,497	33,747,256
Noncontrolling interest	309,732	309,604
Total Equity	49,790,229	34,056,860
Total Liabilities & Equity	$58,892,186	$43,268,281

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JERASH HOLDINGS (US), INC.,

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	For the Three Months Ended September 30,
	2018	2017

Revenue, net	$33,464,397	$27,549,479
Cost of goods sold	25,115,416	20,334,639
Gross Profit	8,348,981	7,214,840

Selling, general and administrative expenses	2,292,396	1,458,097
(including stock-based compensation of $193,954 and $0 for the three months ended September 30, 2018 and 2017, respectively)

Total Operating Expenses	2,292,396	1,458,097

Income from Operations	6,056,585	5,756,743

Other Expense:
Other expense, net	6,832	4,612
Total other income, net	6,832	4,612

Net Income before provision for income taxes	6,049,753	5,752,131

Income tax expense	1,463,000	-

Net Income	4,586,753	5,752,131

Net loss attributable to noncontrolling interest	17	1
Net income attributable to Jerash Holdings (US), Inc.'s Common Shareholders	$4,586,770	$5,752,132

Net Income	$4,586,753	$5,752,131
Other Comprehensive Income:
Foreign currency translation gain	817	45,860
Total Comprehensive Income	4,587,570	5,797,991
Comprehensive gain (loss) attributable to noncontrolling interest	(17)	467
Comprehensive Income Attributable to Jerash Holdings (US), Inc.'s Common Shareholders	$4,587,587	$5,797,524

Earnings Per Share Attributable to Common Shareholders:
Basic	$0.41	$0.60
Diluted	$0.41	$0.60
Weighted Average Number of Shares:
Basic	11,074,945	9,577,172
Diluted	11,130,333	9,577,172

6

JERASH HOLDINGS (US), INC.,

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	For the Six Months Ended September 30,
	2018	2017

Revenue, net	$51,827,482	$48,899,637
Cost of goods sold	38,818,710	36,832,253
Gross Profit	13,008,772	12,067,384

Selling, general and administrative expenses	7,477,016	2,875,653
(including stock-based compensation of $3,399,934 and $116,578 for the six months ended September 30, 2018 and 2017, respectively)

Total Operating Expenses	7,477,016	2,875,653

Income from Operations	5,531,756	9,191,731

Other Expense:
Other expense, net	1,252	10,928
Total other income, net	1,252	10,928

Net Income before provision for income taxes	5,530,504	9,180,803

Income tax expense	1,829,000	-

Net Income	3,701,504	9,180,803

Net loss attributable to noncontrolling interest	25	2,819
Net income attributable to Jerash Holdings (US), Inc.'s Common Shareholders	$3,701,529	$9,183,622

Net Income	$3,701,504	$9,180,803
Other Comprehensive Income:
Foreign currency translation gain	9,780	23,544
Total Comprehensive Income (Loss)	3,711,284	9,204,347
Comprehensive gain (loss) attributable to noncontrolling interest	128	(2,620)
Comprehensive Income Attributable to Jerash Holdings (US), Inc.'s Common Shareholders	$3,711,156	$9,206,967

Earnings Per Share Attributable to Common Shareholders:
Basic	$0.33	$0.96
Diluted	$0.33	$0.96
Weighted Average Number of Shares:
Basic	11,074,945	9,577,172
Diluted	11,130,333	9,577,172

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JERASH HOLDINGS (US), INC.,

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Six Months Ended September 30,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,701,504	$9,180,803
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	653,542	588,324
Stock-based compensation expense	3,399,934	116,578
Income tax paid	(175,000)	-
Changes in operating assets:
Accounts receivable	(10,435,721)	(10,071,211)
Accounts receivable- related party	50,040	(3,757,365)
Inventories	11,559,013	13,735,903
Prepaid expenses and other current assets	160,848	(22,930)
Advance to suppliers	1,056,316	-
Changes in operating liabilities:
Accounts payable	(3,062,764)	(7,916,065)
Accrued expenses	(64,450)	(3,028)
Other payables	186,427	(140,258)
Income tax payable	1,829,000	-
Net cash provided by operating activities	8,858,689	1,710,751

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(716,728)	(671,742)
Other receivable - related party	-	336,746
Net cash used in investing activities	(716,728)	(334,996)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term loan	1,173,825	350,150
Due from shareholders	-	692,500
Net proceeds from private placement	-	1,772,845
Net proceeds from Common stock	8,930,300	-
Warrants issued to the underwriter	30	-
Net cash provided by financing activities	10,104,155	2,815,495

EFFECT OF EXCHANGE RATE CHANGES ON CASH	18,726	5,081
NET INCREASE IN CASH AND RESTRICTED CASH	18,264,842	4,196,331
CASH AND RESTRICTED CASH, BEGINNING OF THE PERIOD	12,196,110	4,132,761
CASH AND RESTRICTED CASH, END OF THE PERIOD	$30,460,952	$8,329,092
CASH AND RESTRICTED CASH, END OF THE PERIOD	30,460,952	8,329,092
LESS: NON-CURRENT RESTRICTED CASH	3,681,308	3,476,281
CASH, END OF PERIOD	26,779,644	4,852,811

Non-cash financing activities
Warrants issued to underwriters in connection with the IPO in fiscal 2019 and the private placement in fiscal 2018	$160,732	$161,926
Prepaid stock issuance cost netted with proceeds from the IPO in fiscal 2019 and the private placement in fiscal 2018	$308,179	$239,105

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APPENDIX A – Reconciliation of Non-GAAP Financial Measures

JERASH HOLDINGS (US), INC.,
SUBSIDIARIES AND AFFILIATE

RECONCILIATION OF ADJUSTED EBITDA AND PER SHARE AMOUNTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Three Months Ended September, 30
	2018	2017

Net income (loss)	$4,587	$5,752

Income taxes	1,463	--
Interest expense	43	--
Depreciation and amortization	335	300
Stock-based compensation expense	194	0

Adjusted EBITDA	$6,622	$6,052
Adjusted EBITDA Per Share
Basic	$0.60	$0.63
Diluted	$0.59	$0.63
Weighted Average Number of Shares
Basic	11,075	9,577
Diluted	11,130	9,577

JERASH HOLDINGS (US), INC.,
SUBSIDIARIES AND AFFILIATE

ADJUSTED NET INCOME RECONCILIATION – UNAUDITED

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Three Months Ended September 30
	2018	2017

Net income (loss)	$4,587	$5,752

Stock-based compensation expense	194	--
Income taxes	1,463	--
Amounts before charges	$6,244	$5,752
Adjusted Net Income Per Share
Basic	$0.56	$0.60
Diluted	$0.56	$0.60
Weighted Average Number of Shares
Basic	11,075	9,577
Diluted	11,130	9,577

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APPENDIX A – Reconciliation of Non-GAAP Financial Measures

JERASH HOLDINGS (US), INC.,
SUBSIDIARIES AND AFFILIATE

RECONCILIATION OF ADJUSTED EBITDA AND PER SHARE AMOUNTS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Six Months Ended September, 30
	2018	2017

Net income (loss)	$3,702	$9,181

Income taxes	1,829	--
Interest expense	86	--
Depreciation and amortization	654	588
Stock-based compensation expense	3,400	117

Adjusted EBITDA	$9,671	$9,886
Adjusted Earnings Per Share
Basic	$0.87	$1.03
Diluted	$0.87	$1.03
Weighted Average Number of Shares
Basic	11,075	9,577
Diluted	11,130	9,577

JERASH HOLDINGS (US), INC.,
SUBSIDIARIES AND AFFILIATE

ADJUSTED NET INCOME RECONCILIATION – UNAUDITED

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Six Months Ended September 30
	2018	2017

Net income (loss)	$3,702	$9,181

Stock-based compensation expense	3,400	117
Income taxes	1,829	--
Amounts before charges	$8,931	$9,298
Adjusted Net Income Per Share
Basic	$0.81	$0.97
Diluted	$0.80	$0.97
Weighted Average Number of Shares
Basic	11,075	9,577
Diluted	11,130	9,577

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JERASH HOLDINGS (US), INC

QUARTERLY HISTORICAL INFORMATION

	FY 2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ in 000s	6/30/2018A	9/30/2018A	12/31/2018P	3/31/2019P

Revenue	$18,363	$33,464	$-	$-	$51,827
Cost of revenue	13,703	25,115	-	-	38,818
Gross profit	4,660	8,349	-	-	13,009
	25.4%	24.9%			25.1%
Expenses
Selling, general and administrative expenses	5,185	2,292	-	-	7,477
Total operating expenses	5,185	2,292	-	-	7,477

Profit (loss) from operations	(525)	6,057	-	-	5,532
					10.7%
Other income (expense)
Other income (expense) net	6	(7)	-	-	(1)
Total other income (expense), net	6	(7)			(1)

Net income (loss) before taxes	(519)	6,050	-	-	5,531
Income tax (expense)	(366)	(1,463)	-	-	(1,829)
Net income (loss)	$(885)	$4,587	$-	$-	$3,702
Net loss attributable to noncontrolling interest	-	-	-	-	-
Net income (loss) attributable to Jerash Holdings (US), Inc.'s Common Shareholders	$(885)	$4,587	$-	$-	$3,702

Net Income (Loss)	$(885)	$4,587	$-	$-	$3,702
Other Comprehensive Income (Loss)	-	-	-	-	-
Foreign currency translation gain (loss)	9	1	-	-	10
Total Comprehensive Income (Loss)	(876)	4,588	-	-	3,712
Comprehensive (gain) loss attributable to noncontrolling interest	-	-	-	-	-
Comprehensive Income (Loss) Attributable to Jerash Holdings (US), Inc.s Common Shareholders	$(876)	$4,588	$-	$-	$3,712

Earnings (Loss) Per Share Attributable to Common Shareholders
Basic	$(0.08)	$0.41			$0.33
Diluted	$(0.08)	$0.41			$0.33

Basic Shares Outstanding	10,822	11,075	-	-	-
Diluted Shares Outstanding	10,822	11,195	-	-	-

Net Income (Loss)	$(885)	$4,587	$-	$-	$3,702
Add back stock based compensation	3,206	194	-	-	3,400
Add back income taxes	366	1,463	-	-	1,829
Adj. Net Income	$2,687	$6,244	$-	$-	$8,931

Adjusted Earnings (Loss) Per Share Attributable to Common Shareholders
Basic	$0.25	$0.56			$0.81
Diluted	$0.25	$0.56			$0.81

Net Income (Loss)	$(885)	$4,587	$-	$-	$3,702
Add back income taxes	366	1,463	-	-	1,829
Add back interest expense	43	43	-	-	86
Add back depreciation and amortization	319	335	-	-	654
Add back stock based compensation	3,206	194			3,400
Adjusted EBITDA	$3,049	6,622	-	-	$9,671

Adjusted EBITDA Per Share Attributable to Common Shareholders
Basic	$0.28	$0.60			$0.88
Diluted	$0.28	$0.59			$0.87

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JERASH HOLDINGS (US), INC

QUARTERLY HISTORICAL INFORMATION

	FY 2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ in 000s	6/30/2017A	9/30/2017A	12/31/2017A	3/31/2018A

Revenue	$21,350	$27,549	$11,544	$8,853	$69,296
Cost of revenue	16,498	20,334	7,791	6,719	51,342
Gross profit	4,852	7,215	3,753	2,134	17,954
	22.7%	26.2%	32.5%	24.1%	25.9%
Expenses
Selling, general and administrative expenses	1,417	1,458	1,558	1,686	6,119
Total operating expenses	1,417	1,458	1,558	1,686	6,119

Profit (loss) from operations	3,435	5,757	2,195	448	11,835
					17.1%
Other income (expense)
Other income (expense) net	(6)	(5)	12	(33)	(32)
Total other income (expense), net	(6)	(5)	12	(33)	(32)

Net income (loss) before taxes	3,429	5,752	2,207	415	11,803
Income tax (expense)	-	-	-	(1,400)	(1,400)
Net income (loss)	$3,429	$5,752	$2,207	$(985)	$10,403
Net loss attributable to noncontrolling interest	3	-	-	4	7
Net income (loss) attributable to Jerash Holdings (US), Inc.'s Common Shareholders	$3,432	$5,752	$2,207	$(981)	$10,410

Net Income (Loss)	$3,429	$5,752	$2,207	$(985)	$10,403
Other Comprehensive Income (Loss)	-	-	-	-	-
Foreign currency translation gain (loss)	(22)	46	(54)	14	(16)
Total Comprehensive Income (Loss)	3,407	5,798	2,153	(971)	10,387
Comprehensive (gain) loss attributable to noncontrolling interest	3	0	1	3	7
Comprehensive Income (Loss) Attributable to Jerash Holdings (US), Inc.s Common Shareholders	$3,410	$5,798	$2,154	$(968)	$10,394

Earnings (Loss) Per Share Attributable to Common Shareholders
Basic	$0.37	$0.61	$0.22	$(0.10)	$1.07
Diluted	$0.37	$0.61	$0.22	$(0.10)	$1.07

Basic Shares Outstanding	9,315	9,577	9,684	9,736	9,736
Diluted Shares Outstanding	9,315	9,577	9,684	9,736	9,736

Net Income (Loss)	$3,429	$5,752	$2,207	$(985)	$10,403
Add back stock based compensation	117	-	-	-	117
Add back income taxes	-				-
Adj. Net Income	$3,546	$5,752	$2,207	$(985)	$10,520

Adjusted Earnings (Loss) Per Share Attributable to Common Shareholders
Basic	$0.38	$0.60	$0.23	$(0.10)	$1.08
Diluted	$0.38	$0.60	$0.23	$(0.10)	$1.08

Net Income (Loss)	$3,429	$5,752	$2,207	$(985)	$10,403
Add back income taxes	-	-	-	1,400	1,400
Add back interest expense	-		4	23	27
Add back depreciation and amortization	288	300	311	318	1,217
Add back stock based compensation	117				117
Adjusted EBITDA	$3,834	6,052	2,522	756	$13,164

Adjusted EBITDA Per Share Attributable to Common Shareholders
Basic	$0.41	$0.63	$0.26	$0.08	$1.35
Diluted	$0.41	$0.63	$0.26	$0.08	$1.35

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JERASH HOLDINGS (US), INC

QUARTERLY KEY PERFORMANCE INDICATORS

	FY 2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
	6/30/2018A	9/30/2018A	12/31/2018P	3/31/2019P
Gross margin	25.4%	24.9%
Operating margin	-2.9%	18.1%
Quarter over Quarter
Revenue Change %	107.4%	82.2%

	FY 2018
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
	6/30/2017A	9/30/2017A	12/31/2017A	3/31/2018A
Gross margin	22.7%	26.2%	32.5%	24.1%	25.9%
Operating margin	16.1%	20.9%	19.0%	5.1%	17.1%
Quarter over Quarter
Revenue Change %	75.4%	29.0%	-58.1%	-22.3%

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